UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West Suite 205 Fort Mill, SC	29708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 691-2000

(Former name or former address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.

On September 24, 2026, the Board of Directors (the “Board”) of Catheter Precision, Inc. (the “Company”) approved an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to (i) change the Company's name from “Catheter Precision, Inc.” to “Flyte Aviation, Inc.” (the “Name Change”), and (ii) effect a 1-for-10 reverse stock split of the Company's common stock, par value $0.0001 per share (the “Common Stock”) (the “Reverse Stock Split”). The Name Change was approved by the Board pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware and did not require stockholder approval. The Company's stockholders approved the Reverse Stock Split at a special meeting held on April 15, 2026, and the Board selected the ratio within the range approved by the stockholders. The Company intends to file a certificate of amendment with the Secretary of State of the State of Delaware to effect the Name Change and the Reverse Stock Split, which are expected to become effective at 12:01 a.m., Eastern Time, on October 5, 2026 (the “Effective Time”).

At the Effective Time, every ten (10) shares of Common Stock issued and outstanding or held in treasury will automatically be combined into one (1) share of Common Stock. No fractional shares will be issued. Stockholders who would otherwise be entitled to a fractional share will instead be entitled to receive their pro rata portion of the net proceeds from the aggregation and sale of such fractional shares by the Company's exchange agent. The Reverse Stock Split will not change the par value of the Common Stock or the number of authorized shares of Common Stock, and proportionate adjustments will be made to the Company's outstanding equity awards, warrants, and convertible securities in accordance with their terms.

The Common Stock is expected to begin trading on a split-adjusted basis on the NYSE American under the name “Flyte Aviation, Inc.” and the new ticker symbol “VJET” at the opening of trading on October 5, 2026. The new CUSIP number for the Common Stock following the Reverse Stock Split will be 74933X 807.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026

CATHETER PRECISION, INC.

	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer